SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In January 2019, we acquired an aggregate of 125,000 of our own common shares and as a result we currently hold 570,000 shares, in total.

In February 2019, we extended our $420 million term loan facility for 14 vessels by three years from June 2020 to June 2023 at LIBOR plus a margin of 2.5% and upsized the facility to partially finance the installation of scrubbers on up to 11 vessels. Each scrubber installation may be financed with up to $3 million in a separate tranche to be repaid over three years, commencing January 1, 2020.

In February 2019, our Board of Directors declared a cash dividend to our shareholders of $0.05 per share.